UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 17, 2015

CONSUMER PORTFOLIO SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

CALIFORNIA	1-11416	33-0459135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Howard Hughes Pkwy, Suite 1400, Las Vegas, NV 89169
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (949) 753-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note - This amendment is filed solely to include two exhibits, each of which was noted in the initial filing as "to be filed by amendment." Accordingly, Item 9.01 and such exhibits are included in this filing, and the remainder of the report (Items 1.01 and 2.03) is unchanged.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Three exhibits are included in this report:

4.61	Indenture dated June 1, 2015 re Notes issued by CPS Auto Receivables Trust 2015-B (filed herewith).
4.62	Sale and Servicing Agreement dated as of June 1, 2015 (filed herewith).
99.1	News release re June 17, 2015 transaction (previously filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CONSUMER PORTFOLIO SERVICES, INC.

Dated: June 26, 2015	By: /s/ JEFFREY P. FRITZ
Jeffrey P. Fritz Executive Vice President & CFO Signing on behalf of the registrant